UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 17, 2011

Century Next Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	000-54133	27-2851432
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 North Vienna Street, Ruston, Louisiana	71270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 255-3733

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Appointment of Certain Officers

(1)           On August 17, 2011, Century Next Financial Corporation (the “Company”) appointed Mark A. Taylor to serve as the Company’s Chief Financial Officer.  Mr. Taylor will begin his employment relationship with the Company effective September 19, 2011.  Mr. Taylor will also serve as Senior Vice President and Chief Financial Officer of the Company’s wholly-owned subsidiary, Bank of Ruston (the “Bank”).

As previously reported on Form 8-K dated May 17, 2011, G. Randall Allison, the Company’s current Vice President, Chief Financial Officer and Secretary, will cease to serve in that position as of Mr. Taylor’s effective starting date.  Mr. Allison will assume the role of Vice President and Secretary.

(2)           Mark A. Taylor, age 50, served as the Chief Financial Officer of an agricultural company and various banking and financial services companies since 1998.  Mr. Taylor is a certified public accountant licensed in the states of California and Louisiana. He graduated cum laude from Louisiana Tech University, earning a Bachelor of Science degree in accounting and has over 25 years of experience in finance and accounting, primarily in the banking industry.

(3)           Mr. Taylor’s base salary will be $125,000.  Mr. Taylor will participate in the Bank’s 401(k) Plan and Employee Stock Ownership Plan when he meets the eligibility requirements and other group benefit plans maintained by the Bank.

On September 19, 2011, the Company intends to grant 4,650 incentive stock options to Mr. Taylor in connection with his appointment.  The stock options will be exercisable 20% per year commencing on the first anniversary of the date of grant and the exercise price of the options will equal the fair market value of the Company’s common stock on the date of grant.

A copy of the press release announcing Mr. Taylor’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press release, dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: August 22, 2011	By:	/s/ Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated August 22, 2011